Securities Act File No. 333-100654

Investment Company Act File No. 811-21237

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 348	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (317) 917-7000

John C. Swhear

President

2960 N. Meridian St., Suite 300

Indianapolis, Indiana 46208

(Name and Address of Agent for Service)

Copies to:

Dee Anne Sjögren, Esq.

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

(314) 552-6295

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Spouting Rock/Convex Dynamic Global Macro Fund

Institutional Class

(CVXIX)

Advisor Class

(CVXAX)

Prospectus

January 28, 2016

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

Investment Objective

The Spouting Rock/Convex Dynamic Global Macro Fund (the “Fund”) seeks positive absolute returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Advisor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%	1.20%
Distribution and Service (12b-1) Fees	NONE	0.25%
Other Expenses(1)	10.61%	9.71%
Acquired Fund Fees and Expenses	0.32%	0.32%

Total Annual Fund Operating Expenses	12.13%	11.48%
Fee Waiver/Expense Reimbursement(2)	-10.11%	-9.06%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	2.02%	2.42%

(1)	Other expenses shown have been annualized.
(2)	The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses through January 31, 2017 so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs; taxes; acquired fund fees and expenses; fees paid pursuant to the Advisor Class Administrative Services Plan or 12b-1 Plan, and extraordinary litigation expenses) do not exceed 1.70% of the Fund’s average daily net assets. Each fee waiver and expense reimbursement is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the 1.70% expense cap. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$205	$2,528	$4,532	$8,418
Advisor Class	$245	$2,450	$4,379	$8,207

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate for its most recent fiscal period was 166%.

Principal Investment Strategies

In pursuing positive absolute returns, Convex Capital Management LLC, the Fund’s subadviser (the “Subadviser”), seeks to minimize losses when it believes market risk is high and maximize growth when it believes market risk is low. The Subadviser seeks to achieve this objective by limiting the Fund’s exposure to what it considers to be risky asset classes, sectors and geographic markets when volatility rises and increasing the Fund’s exposure when volatility falls. The Subadviser considers “risky” asset classes, sectors and geographic markets to be those that it expects to underperform or outperform, on a relative basis, in specific market environments. The Subadviser employs a proprietary dynamic risk management strategy, which integrates quantitative and fundamental analysis, to evaluate the risk and attractiveness of a broad spectrum of asset classes, sectors and global geographic markets, and actively adjusts the Fund’s exposure in attempting to achieve the most efficient risk-adjusted return for investors. Allocations to asset classes, economic sectors and geographic markets are made mainly through investments in exchange traded funds (“ETFs”).

The Fund will invest the majority of its assets in ETFs that invest in U.S., international, and emerging market equity securities of any market capitalization (growth or value stocks or both) and fixed income securities of any maturity (including high yield securities, which are often referred to as “junk bonds”); real estate interests; commodities; and inflation-protected securities. In evaluating ETFs, the Subadviser typically considers historical returns, risk, liquidity, and expense ratios. The Fund may hold a substantial portion or all of its portfolio in cash and cash equivalents, including money market funds and short-term fixed income securities, during periods when the Subadviser anticipates high volatility.

The Fund may invest in futures and options for hedging purposes, to gain market exposure, and to adjust the return and volatility characteristics of the Fund’s portfolio. The Fund may also invest in inverse ETFs or purchase put options if, for example, the Subadviser believes that valuations are high in a deteriorating market environment associated with high volatility.

Principal Risks

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•	Market Risk: The prices of securities held by the Fund (or by underlying ETFs) may decline sharply in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund (or by underlying ETFs); conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

•	Allocation Risk: The allocation of Fund investments among asset classes, economic sectors and geographic markets may cause the Fund’s shares to lose value or cause the Fund to underperform other funds with similar investment objectives if, for example, the asset classes, sectors or geographic markets in which the Fund has invested more heavily underperform asset classes, sectors or geographic markets in which the Fund has invested less heavily.

•	Management Risk: The Fund is actively-managed and is thus subject to management risk. The Subadviser will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. This is the first mutual fund advised by the Adviser or the Subadviser.

•	ETF Risk: Investing in ETFs exposes the Fund to the investment performance (positive or negative) and risks of these underlying ETFs, including an underlying ETF’s use of derivatives or other strategies that may be considered speculative. The Fund and its investors will also indirectly bear a portion of the fees and expenses of any ETF in which the Fund invests. These fees are in addition to the Fund’s direct fees and expenses. An ETF’s shares may trade at a market price above or below its net asset value and an active (or liquid) trading market for an ETF’s shares may not develop or be maintained.

•	Inverse ETF Risk: Inverse ETFs seek daily investment results that correspond to the inverse, or a multiple of the inverse, of the daily performance of some index. Inverse ETFs obtain investment exposure through derivatives, which may be considered aggressive or speculative, and there is no guarantee that an inverse ETF will meet its investment objective. The Fund will be adversely affected if it holds an inverse ETF during periods when the value of the index tracked by the ETF increases. For periods longer than a day, an inverse ETF will typically lose money when the level of the tracked index is flat over time, and it is possible that an inverse ETF will lose money over time even if the tracked index falls.

•	Small- and Mid-Cap Equity Risk: Investing in small- and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small- and mid-cap companies may have more limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

•	Fixed Income Risk: The issuer of a fixed income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligations. If this occurs, or is perceived as likely to occur, the value of the security will likely fall. The market values of fixed income securities tend to fall when interest rates increase. Interest rate risk is generally greater for securities with longer durations.

•	Below Investment Grade (High-Yield) Securities Risk: Investments in securities rated below investment grade (commonly known as “junk bonds”), either directly or indirectly through an underlying ETF, expose the Fund to greater risk of loss of principal and income than investments in investment grade securities. High yield securities may experience greater price fluctuations, less liquidity, and higher rates of default than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

•	Derivatives Risk: The use of derivatives by the Fund or an underlying ETF could lead to substantial volatility and losses to the Fund, and will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed. Derivatives may be illiquid and difficult to price, and the counterparty to a derivatives contract may be unable or unwilling to fulfill its obligations under the contract.

•	Options: The use of options involves investment techniques and risks that are different from those associated with traditional securities. If the Fund sells a put option, it may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, it may be required to sell the underlying asset at a disadvantageous price. The Fund may lose the entire value of the premium paid to purchase a put or call option.

•	Futures: Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. As a result of relatively low collateral requirements typically required for futures trading, the Fund’s use of futures could expose the Fund to gains or losses that far exceed the level of the Fund’s initial investment. As a result of this leveraging effect, if the Fund purchases a futures contract on an index, a relatively small decrease in the value of the index could lead to significant losses to the Fund. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during certain periods by imposing a maximum permissible price movement on each contract.

•	Foreign Securities Risk: Investing in foreign issuers, either directly or through underlying ETFs, may involve risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

•	Emerging Market Risk: The risks of investing in foreign countries are typically increased in less developed countries (often referred to as “emerging market countries”). Emerging market countries may have less developed markets and legal and regulatory systems, and may be more susceptible to economic and political instability than more developed countries. Investments in emerging market countries may be considered speculative.

•	Currency Risk: The Fund’s performance may be materially adversely affected by foreign currency strength or weakness relative to the U.S. dollar, especially if an underlying ETF holds foreign securities denominated in currencies other than the U.S. dollar.

•	Portfolio Turnover Risk: The Subadviser’s active management of the Fund’s portfolio may cause the Fund to have a higher portfolio turnover rate than other similar funds, which may increase brokerage and other expenses or cause a higher current realization of capital gains and a potentially larger current tax liability.

•	Commodity Risk: Investing in commodities and commodity linked-derivatives, either directly or through underlying ETFs, may subject the Fund to additional risks. The value of commodities and commodity-linked derivatives may be affected by overall market movements and by factors affecting a particular commodity or industry, including adverse weather conditions, diseases, embargos, taxes, and other political and regulatory developments. The Fund may be subject to adverse tax consequences if it does not appropriately limit its commodity-related investments.

•	Real Estate Investment Risk: The Fund’s investment in companies that invest in real estate (either directly or through underlying ETFs), such as real estate investment trusts (“REITs”) or real estate holdings companies, will expose Fund investors to the risks of owning real estate directly, as well as to risks that relate to the way in which real estate companies are organized and operated. These risks include economic downturns that have a negative effect on real estate markets, possible lack of available financing, and changes in interest rates or property values.

•	Quantitative Model Risk: The Subadviser’s use of quantitative methods and modeling to assist in selecting investments may not be successful. Investments selected using quantitative methods may not perform as expected for several reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market risk and returns. The use of quantitative methods and modeling may also fail because of human error.

Performance

The bar chart below shows how the Fund’s investment results for its first full calendar year represented by the performance of Institutional Class shares. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Institutional Class Annual Total Return (year ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:                4th Quarter, 2015, 3.60%

Worst Quarter:            3rd Quarter, 2015, -6.35%

Average Annual Total Returns (for periods ended 12/31/15)

	One Year	Since Inception (11/24/2014)
Spouting Rock/Convex Dynamic Global Macro Fund – Institutional
Before Taxes	-2.20%	-1.66%
After Taxes on Distributions	-2.31%	-1.84%
After Taxes on Distributions and Sale of Fund Shares	-1.18%	-1.28%
Spouting Rock/Convex Dynamic Global Macro Fund – Advisor	-2.51%	-1.95%
Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.05%	0.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Institutional Class only and will vary for the Advisor Class. The returns of the index presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (844) 834-6478 or data current to the most recent quarter end may be accessed on the Fund’s website at www.spoutingrockfunds.com.

Portfolio Management

Investment Adviser – Spouting Rock Fund Management

Investment Subadviser – Convex Capital Management LLC

Portfolio Managers –

•	Saumen Chattopadhyay, Managing Member and Chief Investment Officer of the Subadviser, portfolio manager of the Fund since its inception in November 2014.

•	Sonu S. Varghese, Member and Director of Research of the Subadviser, portfolio manager of the Fund since its inception in November 2014.

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
$100,000 for Institutional Class shares	By Mail: Spouting Rock/Convex Dynamic
$2,500 for Advisor Class shares	Global Macro Fund
c/o Ultimus Asset Services, LLC
Minimum Subsequent Investments	P.O. Box 6110
$1,000 for Institutional Class shares	Indianapolis, IN 46206
$100 for Advisor Class shares	By Phone: (844) 834-6478

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S

INVESTMENT STRATEGIES AND RELATED RISKS

Principal Investment Strategies

As mentioned in the Summary Section, the Fund is managed using the Subadviser’s proprietary dynamic risk management strategy, which allocates the Fund’s assets actively among different asset classes, economic sectors and geographic markets based on the Subadviser’s assessment of the relative risk and attractiveness of each asset class, economic sector and geographic market. The Subadviser seeks to minimize losses when it believes market risk is high and maximize growth when it believes market risk is low. Allocations to asset classes, economic sectors and geographic markets are made mainly through investments in ETFs.

In managing the Fund, the Subadviser uses a combination of top-down economic risk ratings based on anticipated changes in macroeconomic regimes at a country, region and global macro level and a bottom-up approach, researching and evaluating individual ETFs. The Subadviser’s top-down economic risk rating includes fundamental analysis of macroeconomic variables, yield curve analysis and quantitative modeling using economic and market data. The bottom-up research includes investment screening and selection of ETFs that are expected to perform optimally in different economic environment and market regimes. In evaluating an ETF, the Subadviser typically considers the ETF’s historical returns, risk, liquidity, and expense ratios. The Subadviser uses different portfolio construction methodologies that it considers suitable for various market environments and adjusts the Fund’s asset allocation based on changes in expected volatility of each asset class, economic sector and geographic market. In addition, the Subadviser evaluates and adjusts portfolio allocations based on market events that may have an adverse impact on the Fund’s portfolio. The Subadviser’s proprietary risk management strategy, which integrates quantitative and fundamental analysis, seeks to manage risks on a dynamic, or active, basis in an effort to create a return profile where portfolio risks are avoided when volatility is increasing and accepted at a greater level when volatility is declining.

The Subadviser seeks to gain exposure to different asset classes, economic sectors and geographic markets mainly through investments in ETFs. Thus, the Fund may invest without limit in ETFs that invest in U.S., international, and emerging market equity securities of any market capitalization (growth or value stocks or both) and fixed income securities of any maturity (including high yield securities, which are often referred to as “junk bonds”); real estate interests; commodities; and inflation-protected securities. Though not a primary strategy, the Fund may also invest in these types of securities directly.

Because the Subadviser’s strategy seeks to avoid certain risks, the Fund may hold a substantial portion or all of its portfolio in cash and cash equivalents, including money market funds and short-term fixed income securities, during periods when the Subadviser believes other asset classes present too much risk. The Subadviser’s risk management techniques may cause the Fund to underperform other mutual funds with similar investment strategies and/or investment objectives, especially during periods of rallying equity markets.

The Fund may invest in futures and options for hedging purposes, to gain market exposure, to adjust the return and volatility characteristics of the Fund’s portfolio, and as a substitute for a direct investment in the underlying asset. For example, the Fund may purchase an index futures contract as a substitute for an investment in an ETF tracking the index. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The Fund may also buy or sell options to manage market exposure prior to, during and after exogenous events that can cause spikes in volatility. The Fund will not, however, sell uncovered (or “naked”) call options. If the Subadviser believes that valuations are high in a deteriorating market environment associated with high volatility, the Fund may invest in inverse ETFs or purchase put options to hedge against potential declines in the market or as an attempt to realize appreciation from these declines.

The Fund seeks positive absolute returns. Thus, unlike traditional mutual fund strategies that seek to outperform a benchmark (and are therefore likely to be influenced by the weightings of the benchmark), the Fund pursues positive total returns independent of a benchmark. This gives the Subadviser the flexibility to pursue global investment opportunities as it seeks to achieve the most efficient risk-adjusted return for the Fund’s portfolio.

Principal Risks

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•	Market Risk: The prices of securities held by the Fund (or by underlying ETFs) may decline sharply in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund (or by underlying ETFs); conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

•	Allocation Risk: The allocation of Fund investments among asset classes, economic sectors and geographic markets may cause the Fund’s shares to lose value or cause the Fund to underperform other funds with similar investment objectives. For example, the Fund could severely trail other funds with similar investment strategies and/or investments if the asset classes, sectors or geographic markets in which the Fund has invested more heavily underperform asset classes, sectors or geographic markets in which the Fund has invested less heavily. There is no guarantee that the Fund’s asset allocation strategy will be successful or that the Fund will allocate risk effectively. The Subadviser may miscalculate the expected risk and return of various asset classes, sectors and geographic markets, causing the Fund to fail to meet its investment objective.

•	Management Risk: The Fund is actively-managed and is thus subject to management risk. The Subadviser will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Due to its active management, the Fund could underperform its benchmark and other funds with similar investment objectives and strategies. The Fund may fail to achieve its investment objective and you may lose money. This is the first mutual fund managed by the Adviser or the Subadviser.

•	ETF Risk: Investing in ETFs exposes the Fund to the investment performance (positive or negative) and risks of these underlying ETFs in direct proportion to the Fund’s investment therein. ETFs in which the Fund invests may invest in derivatives or engage in other strategies that may be considered speculative. The Fund and its investors will also indirectly bear a portion of the fees and expenses of any ETF in which the Fund invests. These fees are in addition to the Fund’s direct fees and expenses, and may be considered duplicative. An ETF’s shares may trade at a market price above or below its net asset value and an active (or liquid) trading market for an ETF’s shares may not develop or be maintained.

•	Inverse ETF Risk: Inverse ETFs seek daily investment results that correspond to the inverse, or a multiple of the inverse, of the daily performance of some index. Inverse ETFs obtain investment exposure through derivatives, which may be considered aggressive or speculative, and there is no guarantee that an inverse ETF will meet its investment objective. The Fund will be adversely affected if it holds an inverse ETF during periods when the value of the index tracked by the ETF increases. For periods longer than a day, an inverse ETF will typically lose money when the level of the tracked index is flat over time, and it is possible that an inverse ETF will lose money over time even if the tracked index falls.

•

Small- and Mid-Cap Equity Risk: The Fund may invest in stocks of small- and mid-cap companies, either directly or through an underlying ETF. Investments in small- and mid-cap companies may be more risky than investments in larger companies. Many small- and mid-cap companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability (or the ability of an underlying ETF) to realize the market price of a stock, especially during periods of rapid market decline.

•	Fixed Income Risk: The issuer of a fixed income security may be unable or unwilling to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If this occurs, or is perceived as likely to occur, the value of the security will likely fall. The market values of fixed income securities tend to fall when interest rates increase. Interest rate risk is generally greater for securities with longer durations.

•	Below Investment Grade (High-Yield) Securities Risk: Investments in securities rated below investment grade (commonly known as “junk bonds”), either directly or indirectly through an underlying ETF, expose the Fund to greater risk of loss of principal and income than investments in investment grade securities. High yield securities may experience greater price fluctuations, less liquidity, and higher rates of default than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

•	Derivatives Risk: The use of derivatives by the Fund or an underlying ETF could lead to substantial volatility and losses to the Fund, and will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed. Derivatives may be illiquid and difficult to price, and the counterparty to a derivatives contract may be unable or unwilling to fulfill its obligations under the contract. Underlying ETFs in which the Fund invests may use derivatives that are “leveraged,” which may magnify or otherwise increase investment losses to the ETF and thus adversely affect the Fund.

•	Options: The use of options involves investment techniques and risks that are different from those associated with traditional securities. The seller (writer) of a call option which is covered (that is, the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire premium invested in the put option.

•	Futures: Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. As a result of relatively low collateral requirements typically required for futures trading, the Fund’s use of futures could expose the Fund to gains or losses that far exceed the level of the Fund’s initial investment. As a result of this leveraging effect, if the Fund purchases a futures contract on an index, a relatively small decrease in the value of the index could lead to significant losses to the Fund. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during certain periods by imposing a maximum permissible price movement on each contract.

•	Foreign Securities Risk: Investing in foreign issuers, either directly or through underlying ETFs, may involve risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

•	Emerging Market Risk: The risks of investing in foreign countries are typically increased in less developed countries (often referred to as “emerging market countries”). Emerging market countries may have less developed markets and legal and regulatory systems, and may be more susceptible to economic and political instability than more developed countries. Investments in emerging market countries may be considered speculative.

•	Portfolio Turnover Risk: The Subadviser’s active management of the Fund’s portfolio may cause the Fund to have a higher portfolio turnover rate than other similar funds, which may increase brokerage and other expenses or cause a higher current realization of capital gains and a potentially larger current tax liability.

•	Commodity Risk: Investing in commodities and commodity linked-derivatives, either directly or through underlying ETFs, may subject the Fund to additional risks. The value of commodities and commodity-linked derivatives may be affected by overall market movements and by factors affecting a particular commodity or industry, including adverse weather conditions, diseases, embargos, taxes, and other political and regulatory developments. The Fund may be subject to adverse tax consequences if it does not appropriately limit its commodity-related investments. ETFs investing in commodities may use derivatives, such as futures, options and swaps, which exposes them to further risks.

•	Currency Risk: The Fund’s performance may be materially adversely affected by foreign currency strength or weakness relative to the U.S. dollar, especially if the Fund invests a significant portion of its assets (either directly or through an underlying ETF) in foreign securities denominated in currencies other than the U.S. dollar.

•	Real Estate Investment Risk: The Fund’s investment in companies that invest in real estate (either directly or indirectly through ETFs), such as REITs or real estate holdings companies, will expose the Fund and its investors to the risks of owning real estate directly and risks associated with the real estate industry in general. These risks include economic downturns that have a negative effect on real estate markets, possible lack of available financing, and changes in interest rates or property values. The properties REITs typically invest in include retail and industrial facilities, hotels, healthcare facilities, and apartment and office buildings. The value of interests in a REIT may be negatively affected by decreases in the value of the underlying properties owned by the REIT, defaults of borrowers or tenants, decreases in market rates for rent, and other economic, political and regulatory matters affecting the real estate industry.

•	Quantitative Model Risk: The Subadviser’s use of quantitative methods and modeling to assist in selecting investments may not be successful. Investments selected using quantitative methods may not perform as expected for several reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market risk and returns. Errors in the Subadviser’s quantitative models or analysis, or the data on which they are based, could adversely affect the use of the models or analysis and negatively affect the Fund’s performance. The use of quantitative methods and modeling may also fail because of human error.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking positive absolute returns

•	Investors who want exposure to a broad range of asset classes within the convenience of a single fund with dynamic allocation that adapts and changes with economic and market environments across the globe

•	Investors willing to accept price fluctuations in their investments

General

The investment objective of the Fund may be changed without shareholder approval upon 60 days advance notice to shareholders. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, money market instruments, other investment companies including money market funds, investment grade fixed income securities, or repurchase agreements. To the extent consistent with the Fund’s principal strategies as described above, the Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

ACCOUNT INFORMATION

How To Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the net asset value per share determined on the day on which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Classes of Shares. The Fund currently offers Institutional Class and Advisor Class shares.

Institutional Class. Institutional Class shares are subject to a higher minimum initial investment of $100,000, and minimum subsequent investments are $1,000. Institutional Class shares do not pay any Rule 12b-1 fees. Institutional Class shares can be purchased directly through the distributor or other financial institutions, which may charge transaction fees with respect to your purchase.

Advisor Class. Advisor Class shares require an initial minimum investment of $2,500 and minimum subsequent investments of $100. Advisor Class shares charge a 0.25% 12b-1 fee, are subject to an Administrative Services fee equal to 0.15% of the average daily net assets of the Fund’s Advisor Class, and are offered to individual investors through mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks, or trust companies that have entered into an agreement with the Fund’s distributor.

You may be eligible to purchase both classes of shares. If so, you should compare the fees and expenses applicable to each class and decide which is better for you. The Advisor Class shares will have ongoing 12b-1 fees, whereas the Institutional Class shares do not, but may be subject to transaction fees payable to the financial institution you use to make your purchase. Depending on the length of time you intend to hold the shares, you may pay more with one class than you would with the other.

The Adviser may waive the minimums for either class of shares at its discretion, including for existing clients of the Adviser or Subadviser. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment, however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - Your initial purchase request must include:

•	a completed and signed investment application form; and

•	a personal check with name pre-printed (subject to the minimum amounts) made payable to Spouting Rock/Convex Dynamic Global Macro Fund;

•	an indication of whether Institutional Class or Advisor Class shares are to be purchased.

Mail the application and check to:

U.S. Mail: Spouting Rock/Convex Dynamic Global Macro Fund c/o Ultimus Asset Services, LLC P.O. Box 6110 Indianapolis, Indiana 46206-6110	Overnight: Spouting Rock/Convex Dynamic Global Macro Fund c/o Ultimus Asset Services, LLC 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (844) 834-6478 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Asset Services, LLC, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name

•	the name on your account(s)

•	your account number(s)

•	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at (844) 834-6478 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax-Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement accounts (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (844) 834-6478 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Please call the Fund’s transfer agent for information about IRA custodial fees.

Distribution Plan – Advisor Class

The Fund has adopted a distribution plan (the “Plan”) for its Advisor Class shares in accordance with Rule 12b-1 under the 1940 Act. Under the Fund’s plan, the Fund pays a fee of 0.25% of the average daily net assets of Advisor Class shares to the Fund’s Adviser or any broker-dealer, investment adviser, bank or other financial institution to help defray the cost of distributing Advisor Class shares or servicing Advisor Class shareholders, including sales and marketing expenses. Because these fees are an ongoing expense, over time they reduce the net investment results of Advisor Class shares and may cost you more than paying other types of sales charges.

Administrative Services Plan – Advisor Class

The Fund has adopted an Administrative Services Plan with respect to Advisor Class shares, pursuant to which the Fund pays an annual fee equal to 0.15% of the average daily net assets of Advisor Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Advisor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Advisor Class shares.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Advisor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Advisor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Advisor Class shares because these fees are paid out of the Advisor Class’ assets on an on-going basis.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not receive payment for your redeemed shares until the holding period has expired).

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sale orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

How To Redeem Shares

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: Spouting Rock/Convex Dynamic Global Macro Fund c/o Ultimus Asset Services, LLC P.O. Box 6110 Indianapolis, Indiana 46206	Overnight: Spouting Rock/Convex Dynamic Global Macro Fund c/o Ultimus Asset Services, LLC 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record, mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may also require a signature guarantee for redemptions of $25,000 or more. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (844) 834-6478 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account (up to $25,000) in the Fund by calling Shareholder Services at (844) 834-6478. You must first complete the Optional Telephone Redemption and

Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine, subject to applicable law. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders.

The Fund’s administrator performs automated monitoring of short-term trading activity, if any, in the Fund’s shares. Any instance of suspected short-term trading is investigated by the Administrator’s compliance department. If such trades were deemed to be a violation of the Fund’s short-term trading policy, then the Fund’s adviser would be notified and action taken, such as suspending future purchases by the short-term trader. The Administrator provides a quarterly certification to the Board of Trustees, confirming that it has monitored Fund shareholders’ trades for potential short-term trading activity and, if such activity were to be discovered, the Administrator would be required to report such short-term trading to the Board of Trustees.

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a Financial Intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Fund is required to have an agreement with many of its Financial Intermediaries obligating the Intermediaries to provide, upon the Fund’s request, information regarding the Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (844) 834-6478. Redemptions specifying a certain date or share price cannot be accepted and will be returned.

You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen business days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the SEC) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s net asset value. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is, due to redemptions, less than $10,000 for the Institutional Class or $2,500 for the Advisor Class or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

Determination of Net Asset Value

The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”) for the applicable class. The NAV of each class of shares is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business (the NYSE is closed on weekends, most Federal holidays and Good Friday). For each class, the NAV is calculated by dividing the total assets of the class (including interest and dividends accrued but not yet received) minus the liabilities of that class (including accrued expenses) by the total number of shares of the class outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Securities which are traded on any exchange or on the Nasdaq over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. Lacking a closing price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security. If the Fund invests in foreign securities that trade primarily on a foreign exchange, the NAV of the Fund’s shares may change on a day when you will not be able to purchase or redeem shares because the NYSE is closed for business.

If market quotations are not readily available or do not reflect fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value, the security will be valued by the Fund’s Adviser at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser according to procedures established by the Board of Trustees. Fair valuation also is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the adviser is aware of any other data that calls into question the reliability of market quotations. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair valuation policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security.

Dividends, Distributions and Taxes

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any net realized capital gains at least annually. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of net realized capital gains.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below (including in the table).

The Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss) to its shareholders once a year, and may make additional distributions as it deems desirable at any other time during a particular year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividends and capital gain distributions are not cashed within 180 days; or

•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects current law.

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $415,050 (individual filers) or $466,950 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Net short-term capital gain distributions	Ordinary income rates.

Net long-term capital gain distributions	Generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $415,050 (individual filers) or $466,950 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $415,050 (individual filers) or $466,950 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

As described generally above, designated dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% or 20% to the extent such dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service

(“IRS”) 28% of your distributions and sales proceeds. If you are subject to back-up withholding, we also will withhold and pay to the IRS 28% (or any applicable higher rate) of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding periods to the IRS on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen Average Cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s default lot identification method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax advisor with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current IRS cost basis reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Adviser

Spouting Rock Fund Management, 100 Matsonford Road, Five Radnor Corporate Center, Suite 441, Radnor, PA 19087, serves as the investment adviser to the Fund. The Adviser was formed in 2014 as the fund management arm of Spouting Rock Wealth Advisors, LLC. Spouting Rock Wealth Advisors provides advisory services to high net worth individuals, and to private investment funds, and is owned by Spouting Rock Financial Partners, LLC.

The Adviser is responsible for providing general investment advice and guidance to the Fund, although it has delegated responsibility for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio to the Subadviser discussed below.

For its services as investment adviser to the Fund, the Adviser is entitled to receive an annual fee of 1.20% of the Fund’s average daily net assets. The Adviser also has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that total annual operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; Administrative Services and 12b-1 fees (Advisor Class only) and extraordinary litigation expenses) do not exceed 1.70% of the Fund’s average daily net assets. The contractual agreement is in effect through January 31, 2017. Any fee waiver and expense reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the waiver or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the 1.70% expense limitation. Because of the Adviser’s obligation to waive its management fee, as described above, the Fund did not pay any management fee to the Adviser for the fiscal period ended September 30, 2015.

The Adviser, not the Fund, may pay certain Financial Intermediaries a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Subadviser

The Adviser has entered into a sub-advisory agreement with Convex Capital Management LLC, 4200 Cantera Drive, Unit 203, Warrenville, IL 60555, pursuant to which the Subadviser manages the Fund’s portfolio and makes investment decisions. The Subadviser was formed in 2013 by Saumen Chattopadhyay, its managing member. The firm provides asset management services to individuals, institutions, and to other investment advisers, as well as financial planning and consulting services. The Subadviser has four principals and is primarily employee owned. Mr. Chattopadhyay has controlling interest in Convex Capital Management.

For its sub-advisory investment services to the Fund, the Subadviser receives a fee from the Adviser, at the following annual rates:

For the first 12 months of the Fund’s operations:

•	0.31% of the Fund’s average daily net assets up to $25,000,000

•	0.61% of the Fund’s average daily net assets above $25,000,000

Following the first 12 months of the Fund’s operations:

•	0.58% of the Fund’s average daily net assets

The Adviser oversees the Subadviser’s compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Subadviser’s adherence to its investment style. Notwithstanding the delegation to the Subadviser, the Adviser retains primary responsibility with respect to all matters relating to the Fund. The Adviser (not the Fund) pays the Subadviser out of the investment advisory fee that it receives from the Fund.

The basis for the Board of Trustees’ approval of the Fund’s advisory agreement and sub-advisory agreement is discussed in the Fund’s semiannual report to shareholders dated March 31, 2015.

Portfolio Managers

Saumen Chattopadhyay, Managing Member and Chief Investment Officer of the Subadviser, serves as lead portfolio manager and has been responsible for the day-to-day management of the Fund’s investments since its inception in November 2014. He also served as Head of Investment Research for Concorde Investment Services from June of 2012 to September 2014. Prior to forming the Subadviser, Mr. Chattopadhyay was Vice President and Head of Investment Management at Jackson National Asset Management from October of 2010 to May of 2012, and Director of Quantitative Management at Harbor Capital Advisors from December of 2002 to October of 2010. He received a Bachelor of Commerce degree in 1989 and a Master of Commerce degree in 1992, both from the University of Calcutta. He also earned an MBA in Finance from the University of Toledo in 2003. Mr. Chattopadhyay has a Certified Public Accountant (CPA) designation from the Accountancy Board of Ohio and a Fellow Chartered Accountant (FCA) designation from the Institute of Chartered Accountants of India. He is a CFA Level III candidate and member of the CFA Institute.

Sonu S. Varghese, Director of Research of the Subadviser, has assisted in the day-to-day management of the Fund’s investments since its inception in November 2014. He has also served as Adjunct Faculty of Mathematics at Harold Washington College in Chicago, IL since January of 2011. Prior to joining the Subadviser in 2013, Mr. Varghese served as an independent consultant from 2010 to 2013. Mr. Varghese founded Rubix Consultants LLC, and served as Lead Quantitative Researcher at CIC Plus from 2006—2010. He received a Bachelor of Engineering in Mechanical Engineering from National Institute of Technology in India in 2000 and a Masters and Ph.D. in Mechanical Engineering from Purdue University in 2002 and 2006, respectively.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio managers, including their compensation for serving as portfolio manager, other accounts that they manage, and ownership of Fund shares.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Fund for the periods shown. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information was audited by Cohen Fund Audit Services, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders, which is available upon request without charge.

Spouting Rock/Convex Global Macro Fund – Institutional Class Financial Highlights

(For a share outstanding during the period)

	For the Period Ended September 30, 2015(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain (loss) on investments	(0.55)

Total from investment operations	(0.52)

Less distributions to shareholders:
From net investment income	(0.04)

Total distributions	(0.04)

Net asset value, end of period	$9.44

Total Return(b)	(5.25	)%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$3,623
Ratio of expenses to average net assets	1.70	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	11.81	%(d)
Ratio of net investment income to average net assets	0.15	%(d)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(9.96	)%(d)
Portfolio turnover rate	166	%(c)

(a)	For the period November 24, 2014 (commencement of operations) to September 30, 2015.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

Spouting Rock/Convex Global Macro Fund – Advisor Class Financial Highlights

(For a share outstanding during the period)

	For the Period Ended September 30, 2015(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain (loss) on investments	(0.57)

Total from investment operations	(0.54)

Less distributions to shareholders:
From net investment income	(0.04)

Total distributions	(0.04)

Net asset value, end of period	$9.42

Total Return(b)	(5.46	)%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$96
Ratio of expenses to average net assets	2.10	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	11.16	%(d)
Ratio of net investment income to average net assets	(0.32	)%(d)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(9.38	)%(d)
Portfolio turnover rate	166	%(c)

(a)	For the period November 24, 2014 (commencement of operations) to September 30, 2015.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semiannual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semiannual Reports detail the Fund’s actual investments as of their report dates. The Fund’s Annual Report includes a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the SEC and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current Annual and Semiannual Reports, as well as the SAI, by contacting Shareholder Services at (844) 834-6478. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semiannual reports are also available, free of charge, at the Fund’s web site at www.spoutingrockfunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the SEC Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

SPOUTING ROCK/CONVEX DYNAMIC

GLOBAL MACRO FUND

Institutional Class (CVXIX)

Advisor Class (CVXAX)

A Series of the Unified Series Trust

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2016

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Spouting Rock/Convex Dynamic Global Macro Fund (the “Fund”) dated January 28, 2016. This SAI incorporates by reference the annual report to shareholders of the Fund for the fiscal year ended September 30, 2015 (“Annual Report”). A free copy of the Prospectus can be obtained by writing the transfer agent at Ultimus Asset Services, LLC, 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, or by calling Shareholder Services at (844) 834-6478.

DESCRIPTION OF THE TRUST AND FUND

Spouting Rock/Convex Dynamic Global Macro Fund was organized as a diversified series of Unified Series Trust (the “Trust”) on August 11, 2014. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. Spouting Rock Fund Management (the “Adviser”) serves as investment adviser to the Fund. In turn, the Adviser has retained Convex Capital Management, LLC (“Convex” or the “Sub-Adviser”) to serve as sub-adviser to the Fund.

The Fund currently offers two classes of shares, Institutional Class and Advisor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund with each other share of that class and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Trustees. Expenses attributable to any class are borne by that class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each share has one vote, with fractional shares voting proportionally. All shares of the Fund have equal liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use. To the extent that the Fund invests in ETFs or other underlying investment companies, those underlying funds may make the investments and be directly subject to the risks described below.

A. Investment Company Securities. Subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”) and any SEC exemptive orders thereunder, the Fund will invest primarily in the securities of other investment companies (underlying funds). The Fund may invest in other mutual funds, money market funds, and exchange-traded funds (“ETFs”), including ETFs that hold a portfolio of securities which closely tracks the price performance and/or dividend yield of various indices, and other closed-end funds. The Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis. The Fund also may invest in ETFs whose portfolios primarily consist of commodities.

When the Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative. For example, shareholders may incur expenses associated with capital gains distributions by the Fund as well as the underlying funds in which the Fund invests. Shareholders may also incur increased transaction costs as a result of the Fund’s portfolio turnover rate and/or because of the high portfolio turnover rates in the underlying funds. The Fund is not required to hold securities for any minimum period and, as a result, may incur short-term redemption fees and increased trading costs. When selecting underlying funds for investment, the Fund will not be precluded from investing in an underlying fund with a higher than average expense ratio. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund.

In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

The 1940 Act restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs. However, pursuant to exemptive orders issued by the Securities and Exchange Commission to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF prior to investing beyond the 1940 Act’s limits. As a result, the Fund may invest a substantial portion of its assets in a single underlying fund, or the Fund may own a substantial portion of the outstanding shares of an underlying fund. At certain times, an underlying fund may limit the Fund’s ability to sell its shares of the underlying fund. In such cases, unless the related underlying fund also is traded on a national exchange (e.g., an ETF), the portion of the investment subject to the restriction will be considered illiquid.

B. Equity Securities. Equity securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, American Depositary Receipts, rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations.

C. Fixed Income Securities. Fixed income securities include corporate debt securities, high yield debt securities, convertible debt securities, municipal securities, U.S. government securities, mortgage-backed securities, asset-backed securities, zero coupon bonds, financial industry obligations, repurchase agreements, and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

1. Corporate Debt Securities. Corporate debt securities include bonds, notes, debentures and investment certificates issued by corporations and other business organizations, including business trusts and equipment trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Sub-Adviser considers corporate debt securities to be of investment grade quality if they are rated at the time of purchase BBB- and Baa3 or higher by two out of the following three rating organizations: Standard & Poor’s Ratings Group (“S&P”), Fitch Ratings (“Fitch”), or Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the Sub-Adviser to be of comparable quality. In determining the investment rating of a particular security, the Sub-Adviser typically adopts the higher rating of any two of S&P, Fitch and Moody’s. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a portfolio security by any two of S&P, Fitch or Moody’s drops below investment grade, the Sub-Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Sub-Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk.

2. High Yield Debt Securities (“Junk Bonds”). Subject to the limitation on investments in illiquid securities, the Fund may invest in securities that are below investment grade. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

The prices of high yield securities have been found to be more sensitive to interest rate changes than higher-rated investments, and more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by the Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the respective Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on the Fund’s ability to accurately value high yield securities and the Fund’s assets and on the Fund’s ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, the Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Also, the shareholders are taxed on this interest even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Finally, there are risks involved in applying credit ratings as a method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund (in conjunction with the Sub-Adviser) will continuously monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities’ liquidity so the Fund can meet redemption requests.

3. U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (“FNMA”) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are a special type of treasury note or bond that was created in order to offer bond investors protection from inflation. The value of the TIPS is automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent the value of the bond would go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that your original investment will stay the same. TIPS decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

4. Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

5. Asset-Backed Securities. Asset-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) or other assets (such as equipment leases) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of loans by individuals or businesses, and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.

6. Zero Coupon and Pay-in-Kind Bonds. Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay-in-kind” bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

The Federal Reserve creates Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. There is no limit on the amount of zero coupon bonds that the Fund may purchase; however the Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

7. When-Issued, Delayed Delivery and Forward Transactions. When-issued, delayed delivery and forward transactions generally involve the purchase of a security with payment and delivery at some time in the future (i.e., beyond normal settlement). New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. The Fund does not earn interest on such securities until settlement, and the Fund bears the risk of market value fluctuations between the purchase and settlement dates. The Fund will segregate cash or liquid assets having an aggregate value equal to the purchase price until payment is made.

Forward commitments also include “To be announced” (TBA) mortgage backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. The Fund may also enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date. Although the Fund generally intends to acquire or dispose of securities on a forward commitment, when-issued or delayed delivery basis, the Fund may sell these securities or its commitment before the settlement date if deemed advisable.

When purchasing a security on a forward commitment, when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuation, and takes such fluctuations into account when determining its net asset value. Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Accordingly, securities acquired on such a basis may expose the Fund to risks because they may experience such fluctuations prior to actual delivery. Purchasing securities on a forward commitment, when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Investment in these types of securities may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor its commitment.

Because when-issued, delayed delivery and forward transactions may be viewed as creating leverage, the Fund or underlying fund could lose more than it invested, federal securities laws, regulations and guidance may require the Fund and underlying fund to earmark assets to reduce the risks associated with derivatives or to otherwise hold instruments that offset the Fund’s obligations under the derivatives instrument. This process is known as “cover.” The Fund will not enter into any derivative transaction unless it can comply with SEC guidance regarding cover, and, if SEC guidance so requires, the Fund will earmark cash or liquid assets with a value sufficient to cover its obligations under a derivative transaction or otherwise “cover” the transaction in accordance with applicable SEC guidance. If a large portion of the Fund’s assets is used for cover, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. The leverage involved in certain derivative transactions may result in the Fund’s net asset value being more sensitive to changes in the value of the related investment.

D. Foreign Securities.

1. General. To the extent that the Fund invests in foreign investment companies, or in domestic funds that hold portfolios of foreign equity or fixed income securities, it will be subject to certain considerations and risks that are not typically associated with investing in underlying funds that invest solely in domestic securities. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s net asset value (“NAV”) by short term traders.

2. Emerging Markets Securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

3. Sovereign Debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the respective Fund.

E. Options. The Fund may enter into option transactions. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The Fund may also purchase options on ETFs that do not replicate an index. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. Options are traded on organized exchanges and in the over-the-counter market. The use of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Because certain derivatives may be viewed as creating leverage, that is, the amount invested may be smaller than the full economic exposure of the derivative instrument and the Fund or underlying fund could lose more than it invested, federal securities laws, regulations and guidance may require the Fund and underlying fund to earmark assets to reduce the risks associated with derivatives or to otherwise hold instruments that offset the Fund’s obligations under the derivatives instrument. This process is known as “cover.” The Fund will not enter into any derivative transaction unless it can comply with SEC guidance regarding cover, and, if SEC guidance so requires, the Fund will earmark cash or liquid assets with a value sufficient to cover its obligations under a derivative transaction or otherwise “cover” the transaction in accordance with applicable SEC guidance. If a large portion of the Fund’s assets is used for cover, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. The leverage involved in certain derivative transactions may result in the Fund’s net asset value being more sensitive to changes in the value of the related investment.

F. Credit Default Swap Products. The Fund may invest in credit default swaps (“CDS”). CDS are bilateral financial contacts that transfer the credit risk of a third party reference entity or group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a predetermined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a default debt obligation. CDS are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic coupon payments, are recorded as “unrealized gain or loss on credit default swap agreements.” Gains or losses on swap agreements are realized upon termination of the swap contract and the periodic coupon payments. In addition to being exposed to the credit risk of the underlying reference entity, CDS are subject to counterparty risk, market risk and interest rate risk. CDS utilized by the Fund may not perform as expected or in a manner similar to the high-yield bond markets. The Fund will enter into CDS only with counterparties that the Sub-Adviser reasonably believes are capable of performing under the CDS.

The Fund uses credit default swap products as an additional avenue by which to add value to the portfolio. There are two primary products utilized in this space. First, credit default swap index products offer a superior tool by which to attain broad market exposure in a risk-controlled and cost effective manner. The three main products used include the investment grade index (125 names), the high yield index (100 names) and the loan index (100 names). Index products allow the Fund to attain broad exposure while significantly reducing idiosyncratic risk (company-specific risk). As an example, a 5% position in the high yield index translates to 0.05% exposure to each constituent company. This avenue typically accounts for the majority trading volume in credit default swap products. In general, the value of the credit default swap index product will go up or down in response to changes in the perceived credit risk and default experience of the basket of issuers, instead of the exchange of the stream of payments for the payment of the notional amount (if a Credit Event occurs) that is the substance of a single name credit default swap. Second, single name credit default swaps are used to gain exposure to a particular company when it is more economically attractive than traditional bonds. Moreover, a single name credit default swap provides an avenue by which to express a negative view of a company.

G. Cash Equivalents. The Fund may invest directly in cash and high-quality short-term fixed-income securities. All money market instruments can change in value when interest rates or an issuer’s creditworthiness change dramatically. Various short-term fixed-income securities that the Fund invests in for cash management purposes are described below:

1. Repurchase Agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-Adviser. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to the Fund’s limit on illiquid securities. When the Fund enters into a repurchase agreement it may lose money if the other party defaults on its obligation and the Fund is delayed or prevented from disposing of the collateral. The Fund also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

2. Bank Obligations. Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Fund may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Sub-Adviser determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of the Fund’s total assets at the time of purchase. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

3. Commercial Paper. Investments by the Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P, Moody’s or similar rating by another nationally recognized rating agency. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Sub-Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

4. Investment Company Securities. (See A Above). The Fund may invest in other investment companies such as money market funds and short-term bond funds.

H. Preferred and Other Hybrid Securities. The Fund may invest in preferred and other hybrid securities. Hybrids are instruments that combine features of corporate debt securities and preferred stock. They may have perpetual (“replacement language” requiring the issuer to replace the security at maturity making the security perpetual) or long-dated (a minimum of 30 years but usually longer than 60 years) maturities (maturing at face value). They may make periodic fixed or variable interest payments (generally quarterly) and may allow the issuer to defer (cumulative issues) or skip (non-cumulative issues) interest payments for up to 10 years without being in default. Hybrids are junior in the capital structure (above common stock and preferred equity but below all debt, including trust preferreds). Hybrid issuers are primarily banks and insurance companies.

The Fund may invest in trust preferreds (or capital securities) which are created when a holding company issues a junior subordinated note that is purchased by an off-balance sheet trust entity. The trust entity (usually wholly-guaranteed by the holding company) then issues participation shares (or capital securities) in itself. Capital securities are generally allowed to defer interest (cumulative), have a final maturity, and are not convertible to preferred stock.

I. Foreign Currency Securities. The Fund may invest in forward foreign currency exchange contracts. The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a “cross-currency” contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 10% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Adviser determines it to be in the best interests of the Fund.

Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than 180 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

The Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. It should also be realized that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

J. Real Estate Securities. The Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: i) declines in the value of real estate, ii) risks related to general and local economic conditions, iii) dependency on management skill, iv) heavy cash flow dependency, v) possible lack of availability of mortgage funds, vi) overbuilding, vii) extended vacancies of properties, viii) increased competition, ix) increases in property taxes and operating expenses, x) changes in zoning laws, xi) losses due to costs resulting from the clean-up of environmental problems, xii) liability to third parties for damages resulting from environmental problems, xiii) casualty or condemnation losses, xiv) limitations on rents, xv) changes in neighborhood values and the appeal of properties to tenants, xvi) changes in interest rates and tax laws.

Investing in Real Estate Investment Trusts (“REITs”). Investors also will be subject to certain risks associated with REITs. For example, the value of an investment in REITs that directly own real property may be affected by changes in the value of that property, while REITs that invest in mortgages and other debt instruments related to real estate may be affected by the quality of any credit extended. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If this happens, the Fund could lose money. REITs depend on management skills and generally may not be diversified. These REITs also are dependent on the income generated by the underlying properties to meet operating expenses, and they are subject to borrower default and to self-liquidation. In addition, some REITs possibly could fail to qualify for tax-free pass-through of income or to maintain their exemptions from registration under the 1940 Act.

The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REITs, particularly REITs that invest in mortgages, are subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans gradually will align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than investments in fixed-rate obligations.

K. Futures Contracts. The Fund may purchase and sell futures contracts to hedge against changes in prices. The Fund may utilize Treasury futures to hedge against interest rate risk and inflation risk.

The Fund will not engage in futures transactions for speculative purposes. The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

When the Fund purchases futures contracts, an amount of cash and cash equivalents equal to the underlying commodity value of the futures contracts (less any related margin deposits) will be segregated on the books and records of the Fund to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts or related option contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund’s portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Sub-Adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund’s ability to establish and close out futures and options positions depends on this secondary market. This Fund is being operated by an investment adviser that has claimed an exemption from registration with the Commodity Futures Trading Commission as a commodity pool operator under the Commodity Exchange Act, and therefore the investment adviser is not subject to registration or regulation as a commodity pool operator under that Act. This claim of exemption from registration as a commodity pool operator is pursuant to Rule 4.5 promulgated under the Commodity Exchange Act. Specifically, in accordance with the requirements of Rule 4.5(b)(1), the Fund will limit its use of commodity futures contracts and commodity options contracts to no more than (i) five percent (5%) of the Fund’s liquidation value being committed as aggregate initial premium or margin for such contracts or (ii) one hundred percent (100%) of the Fund’s liquidation value in aggregate net notional value of commodity futures, commodity options and swaps positions.

L. Publicly-Traded Partnerships Interests. The Fund may invest in units or other interests issued by limited partnerships that are listed and traded on U.S. securities exchanges or over-the-counter (PTP Units). Publicly-traded limited partnerships (PTPs) generally have two classes of owners, the general partner and limited partners. The general partner typically owns a majority stake in the PTP and controls its management and operations. Limited partners have a very limited role (if any) in the PTP’s operations and management. The value of the Fund’s investment in PTP Units may fluctuate based on prevailing market conditions and the success of the PTP. Risks associated with PTP investments include the fact that the success of a PTP typically is dependent upon its specialized management skills. In addition, the risks related to a particular PTP investment by the Fund will vary depending on the underlying industries represented in the PTP’s portfolio. For example, the success of a PTP that invests in the oil and gas industries is highly dependent on oil and gas prices, which can be highly volatile. Moreover, the underlying oil and gas reserves attributable to such PTP may be depleted. Conversely, PTPs that invest in real estate typically are subject to risks similar to those of a REIT investment. Unlike ownership of common stock of a corporation, the Fund would have limited voting rights and have no ability annually to elect directors in connection with its PTP Units.

PTPs are generally treated as partnerships for federal income tax purposes. To qualify as such, a PTP must receive at least 90% of its income from qualifying sources. These qualifying sources generally include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. As a limited partner, the Fund generally will be required to include its allocable share of the PTP’s net income in its taxable income, regardless of whether the PTP actually distributes cash to the Fund. The recognition of taxable income by the Fund from an investment in a PTP without the receipt of cash distributions could adversely affect the Fund’s ability to meet its minimum distribution requirements. In addition, although generally treated as partnership, there is a risk that a PTP could be re-classified by the Internal Revenue Service as a corporation for federal income tax purposes, as a result of a change in the tax laws or other laws relating to a particular PTP’s business or industry. Such re-classification would have the effect of reducing the amount of cash available for distribution by the PTP, and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the PTPs owned by the Fund are treated as corporations for tax purposes, the after-tax return to the Fund with respect to its investment in such PTPs would be materially reduced, which could cause a substantial decline in the value of the Fund’s investment in the PTP.

M. Credit Derivatives. Credit derivatives are a form of derivative that are divided into two basic types, credit default swaps and total return swaps, and are usually governed by the standard ISDA Master Agreement terms and conditions. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e, credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates. Another type of credit derivative is the credit-linked notes and other forms of debt obligations with an embedded credit default swap component. In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets. In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If the Fund writes a credit default swap, it receives a premium up front but the Fund’s exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives discussed above.

N. Exchange Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

O. Defensive Positions. At times the Fund’s Adviser or Sub-Adviser may determine that market, economic or political conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of Fund shareholders. The Adviser or Sub-Adviser then may cause the Fund to take temporary defensive positions that are designed mainly to limit losses. In implementing these strategies, the Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, money market instruments, other investment companies (including money market funds), investment grade fixed-income securities, repurchase agreements, or other securities that the Adviser or Sub-Adviser believes are consistent with the Fund’s defensive strategies.

INVESTMENT LIMITATIONS

A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B. Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. Short Sales. The Fund will not effect short sales of securities except as described in the Prospectus or this SAI.

5. Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus or this SAI.

6. Illiquid Securities. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

7. Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

INVESTMENT MANAGEMENT

Spouting Rock Fund Management, 100 Matsonford Road, Five Radnor Corporate Center, Suite 441, Radnor, PA 19087 serves as the Fund’s investment adviser. Spouting Rock Financial Partners,

LLC, which is primarily owned and controlled by Blakely C. Page, holds a controlling interest in the Adviser. Under the terms of the management agreement with the Trust, the Adviser is primarily responsible for managing the Fund’s investments and providing a continuous investment program for the Fund, subject to the supervision of the Board of Trustees.

As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.20% of the average daily net assets of the Fund. The Adviser contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that total annual operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; Administrative Services and 12b-1 fees (Advisor Class only) and extraordinary litigation expenses) do not exceed 1.70% of the Fund’s average daily net assets. The contractual agreement is in place through January 31, 2017. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the 1.70% expense cap.

The following table describes the advisory fees paid to the Advisor by the Fund during the fiscal periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Waived and/or Expenses Reimbursed (Recouped)	Net Advisory Fees Paid (Reimbursed)
September 30, 2015[1]	$22,120	$185,982	($163,862)

[1]	For the period November 24, 2014 (commencement of operations) through September 30, 2015

The Sub-Adviser

The Adviser, on behalf of the Fund, has entered into a sub-advisory agreement with the Sub-Adviser, pursuant to which the Sub-Adviser manages and makes investment decisions for the Fund. The Adviser oversees the Sub-Adviser’s compliance with the Fund’s investment objective, policies, strategies and restrictions. The Adviser (not the Fund) pays the Sub-Adviser out of the advisory fee that it receives from the Fund.

Convex is located at 4200 Cantera Drive, Unit 203, Warrenville, IL 60555. The firm was formed in 2013 by Saumen Chattopadhyay, its managing member. The firm provides asset management services to individuals and to other investment advisers, as well as financial planning and consulting services. The sub-adviser four principals and is primarily employee owned. Mr. Chattopadhyay has controlling interest in Convex Capital Management.

For its sub-advisory investment services to the Fund, the sub-adviser receives a fee from the Adviser, at the following annual rates:

For the first 12 months of the Fund’s operations:

•	0.31% of the Fund’s average daily net assets up to $25,000,000

•	0.61% of the Fund’s average daily net assets above $25,000,000

Following the first 12 months of the Fund’s operations:

•	0.58% of the Fund’s average daily net assets

For the fiscal year ended September 30, 2015, the sub-adviser received $5,713 from the adviser.

General

The basis for the Board of Trustees’ approval of the Fund’s advisory agreement and sub-advisory agreement is discussed in the Fund’s semi-annual report to shareholders for the fiscal period ended March 31, 2015.

The Adviser retains the right to use the name “Spouting Rock” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Spouting Rock” automatically ceases 90 days after termination of the agreement and may be withdrawn by the Adviser on 90 days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, the Adviser believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

Saumen Chattopadhyay is responsible for managing the Fund and Sonu S. Varghese assists Saumen Chattopadhyay in managing the Fund (the “Portfolio Managers”). The Portfolio Managers were responsible for management of the following types of accounts as of September 30, 2015 in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	85	$23,370,843	0	$0

Each of the Portfolio Managers is compensated for his services by the Sub-Adviser. As partners of the Sub-Adviser, Saumen Chattopadhyay and Sonu S. Varghese each receives a salary, guaranteed payments and a percentage of the firm’s net profits. This compensation is not based on the performance of the Fund or other private client accounts of the Sub-Adviser. As with all other employees of the Sub-Adviser, the Portfolio Managers also participate in the Sub-Adviser’s profit sharing and other benefit plans.

From time to time, potential conflicts of interest may arise because the Portfolio Managers may be required to pursue different investment strategies on behalf of the Fund and other clients of the Sub-Adviser. For example, the Portfolio Managers may be required to consider an individual client’s existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund’s portfolio are similar, but not identical, to those employed in building the Sub-Adviser’s separate account client portfolios. The Sub-Adviser monitors the Portfolio Managers’ work load and, in the event of an overload, will take any necessary steps to allocate certain responsibilities to other employees of the Sub-Adviser.

To the extent the Fund and another of the Sub-Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made by random client selection.

As of the date of this SAI, the Portfolio Managers owned no shares of the Fund.

TRUSTEES AND OFFICERS

GENERAL QUALIFICATIONS. The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 68) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A., a full service trust company, from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age - 69) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

Daniel J. Condon (Age - 65) Independent Trustee, December 2002 to present	Chief Executive Officer of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since August 2011; Director and Vice President of Standard Steel Holdings Co., a holding company which owns Standard Steel, LLC, since January 2015; Director of Steel Wheels Acquisition Corp., and Standard Steel, Inc., both holding companies which, through subsidiaries, produced steel wheels and axles, from August 2011 to December 2014; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman of SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 63) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989. Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

Kenneth G.Y. Grant (Age – 66) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	As of the date of this SAI, the Trust currently consists of 15 series.

The following table provides information regarding the interested Trustee and the Officers of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 60)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Directions for Youth and Families, a social service agency, since August 2006.

John C. Swhear (Age - 54) President, August 2013 to present	Associate Director of Compliance for Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.), the Trust’s administrator, since January 2016,Vice President of Legal Administration and Compliance from April 2007 to December 2015, Director from May 2014 to December 2015; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Interim President of Unified Series Trust from March 2012 to August 2013; Senior Vice President of Unified Series Trust from May 2007 to August 2013; Chief Compliance Officer of Unified Financial Securities, LLC, the Trust’s distributor, since May 2007, Director from May 2014 to December 2015; Chief Compliance Officer and AML Officer of Capitol Series Trust since September 2013; Secretary of Huntington Funds from April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011.

Zachary Richmond (Age – 35) Treasurer and Chief Financial Officer, November 2014 to present	Associate Director of Financial Administration for Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.), the Trust’s administrator, since January 2016; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015; Interim Treasurer and Chief Financial Officer of Unified Series Trust from August 2014 to November 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014.

Lynn E. Wood (Age - 69) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.

Latavia M. Evans (Age – 29) Secretary, February 2015 to present	Paralegal, Ultimus Asset Services, LLC, (formerly, Huntington Asset Services, Inc.), the Trust’s administrator, since May 2014; Paralegal at private law firm from May 2012 to May 2014; Paralegal at Fayette County Attorney’s Office from February 2011 to May 2012.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	As of the date of this SAI, the Trust consists of 15 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that was formerly under common control with Unified Financial Securities, LLC, the Trust’s distributor.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Board. He previously served as trustee to three other registered investment companies. In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing. Mr. Little previously held NASD Series 6, 7, and 22 licenses. Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary. Prior to completing his education, Mr. Little served in the U.S. Marine Corps. Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995. He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Audit and Pricing Committees of the Board of Trustees. He previously served as a trustee to three other registered investment companies and a variable insurance trust. In 2008, Mr. Hippenstiel founded an investment consulting firm and he also serves as Chairman of the investment committee for two family foundations. Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts. Mr. Hippenstiel received a B.S. in Business Administration and an M.B.A. in Finance from the University of California, Berkeley. Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002. He has also served as trustee of three other registered investment companies. From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. Since 2002, he has served as CEO of various multi-national companies. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002. He also has served as trustee of three other registered investment companies. Since 1989, he has been a director, vice president and general counsel of a company that operates convenience stores. Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of a bank holding company. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

Kenneth G.Y. Grant – Mr. Grant has been an Independent Trustee of the Trust since 2008. He is a founder of a trust company that offers collective investment trust products to qualified plans. Mr. Grant has over 27 years of executive leadership experience, including experience in management, business development for financial services firms, strategic planning, and investing. Mr. Grant also has experience developing trust and plan accounting services for institutional investors. He currently serves as a senior executive of a retirement plan services provider, as senior vice president of a retirement association and as Treasurer of a council of churches. Mr. Grant received his B.A. in Psychology from Syracuse University, his Th.M. in Theology and Ethics from Boston University, and his M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his substantial experience in the retirement plan and financial services industry.

Nancy V. Kelly – Ms. Kelly has been a Trustee of the Trust since 2007. She has served as Senior Risk Officer of Huntington National Bank’s Risk Administration business segment since August 2013. Prior to that, she served as Regulatory Reform Director of Huntington National Bank’s Risk Management business segment from March 2012 to August 2013. Prior to that, she served as Chief Administrative Officer of Huntington’s Wealth Advisors, Government Finance, and Home Lending business segment from November 2010 to March 2012, and Executive Vice President of Huntington from December 2001 to November 2010. She is active as a community leader and she serves on the Board of several local organizations, including a youth social services agency. Ms. Kelly was selected to serve as a Trustee based primarily on her experience in managing securities-related businesses operated by banks and her senior position within Huntington Bank, which is a former affiliate of the Trust’s administrator and distributor and also serves as custodian of certain series of the Trust. Ms. Kelly received a B.S. from Hood College in 1977, and an M.B.A. in 1981 from Xavier University.

Independent Trustees Messrs. Hippenstiel, Tritschler, Condon, and Little each have previous experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds. Messrs. Hippenstiel, Little, and Grant have experience conducting due diligence on and evaluating investment advisers – Mr. Hippenstiel as the Chief Investment Officer of Legacy Trust, Mr. Little as the President of a registered investment adviser, and Mr. Grant as an officer of a bank which operated a collective investment trust. This means that they are qualified to review annually each adviser’s qualifications, including the qualification of Spouting Rock Fund Management to serve as adviser to the Fund and of Convex Capital Management LLC to serve as sub-adviser. Ms. Kelly’s experience as an officer of the Trust’s custodial bank and former supervisor of the Trust’s administrator provides the Independent Trustees with insight into the operations of the service providers and their day-to-day administration of the Fund.

RISK MANAGEMENT. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, Pricing Committee, and the Advisory Contract Renewal Committee as described below:

•	The Audit Committee consists of Independent Trustees Messrs. Hippenstiel, Condon, Tritschler and Grant. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2015.

•	The Pricing Committee is responsible for reviewing and approving fair valuation determinations. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. In addition to meetings to approve fair valuations, the Pricing Committee met four times during the year ended December 31, 2015.

•	The Advisory Contract Renewal Committee is responsible for conducting due diligence on the initial approval and subsequent renewals of investment advisory contracts between the

Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding approvals and renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which are provided by the investment advisers and sub-advisers and the Trust’s Administrator. The Committee also conducts interviews of advisers and sub-advisers to the Trust. The Advisory Contract Renewal Committee is comprised of all of the Trustees, although at least two Independent Trustees are required to establish a quorum. This Committee held three meetings during the year ended December 31, 2015.

Each Committee typically meets at least quarterly, and reviews reports provided by administrative service providers, legal counsel and independent accountants. The Committees report directly to the Board of Trustees.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;

•	Assess how Trust personnel monitor and evaluate risks;

•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and

•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials, and to interview advisers and sub-advisers whose contracts are up for renewal. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

(2)	Code of Ethics review

(3)	NAV Errors, if any

(4)	Distributor Compliance Reports

(5)	Timeliness of SEC Filings

(6)	Dividends and other Distributions

(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

(8)	Review of 12b-1 Payments

(9)	Multiple Class Expense Reports

(10)	Anti-Money Laundering/Customer Identification Reports

(11)	Administrator and CCO Compliance Reports

(l2)	Market Timing Reports

The Board of Trustees has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women.

On an annual basis, the Trustees conduct an assessment of the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2015.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	None
Stephen A. Little	$1 - $10,000	$10,001 - $50,000
Daniel J. Condon	None	None
Kenneth G.Y. Grant	None	$10,001 - $50,000
Nancy V. Kelly	None	None

*	The Trust currently consists of 15 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Independent Trustees	Aggregate Compensation from the Fund		Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$2,500	[2]	$0	$0	$37,500
Stephen A. Little, Chairman of the Board	$2,500	[2]	$0	$0	$37,500
Daniel J. Condon, Trustee	$2,000	[3]	$0	$0	$30,000
Ronald C. Tritschler, Trustee	$2,000	[3]	$0	$0	$30,000
Kenneth G.Y. Grant, Trustee	$2,000	[3]	$0	$0	$30,000

Interested Trustees and Officers	Aggregate Compensation from the Fund		Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Nancy V. Kelly, Trustee	$0		$0	$0	$0
John C. Swhear, President	$0		$0	$0	$0
Zachary Richmond, Treasurer and CFO	$0		$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$8,333	[4]	$0	$0	$125,000	[5]
Latavia Evans, Secretary	$0		$0	$0	$0

[1]	The Trust currently consists of 15 series.
[2]	During the fiscal year ended September 30, 2015, this Trustee received a total of $2,382 from the Fund.
[3]	During the fiscal year ended September 30, 2015, this Trustee received a total of $1,885 from the Fund.
[4]	During the fiscal year ended September 30, 2015, the CCO received a total of $6,677 from the Fund.
[5]	This amount does not include the value of benefits provided to the CCO. In addition to the CCO’s salary listed in the table, the CCO is allocated $25,000 for potential bonus compensation, as well as to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are allocated to each series of the Trust in such manner as the Trustees determine to be fair and equitable.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of January 4, 2016, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Institutional Class:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 211 Main St. San Francisco, CA 940105	93.97%	Record

Advisor Class:

Name and Address	% Ownership	Type of Ownership
Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482	95.07%	Record

As of January 28, 2016, the Trustees and officers of the Trust owned less than 1% of the shares of the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Ultimus Asset Services, LLC, subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Sub-Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Sub-Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility, responsiveness of the broker or dealer, clearance procedures, wire service quotations, statistical and other research services provided by the broker or dealer to the Fund and the Sub-Adviser. The Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Sub-Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Sub-Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Sub-Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Sub-Adviser in connection with its services to the Fund. During the fiscal year ended September 30, 2015, there were no brokerage transactions directed to brokers due to research services provided to the Adviser or Sub-Adviser.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The following table provides information regarding brokerage commissions paid by the Fund during the fiscal periods indicated.

Fiscal Year Ended	Brokerage Commissions Paid
September 30, 2015	$1,971	[1]

[1]	For the period November 24, 2014 (commencement of operations) through September 30, 2015

When the Fund and another of the Sub-Adviser’s clients seek to purchase or sell the same security at or about the same time, the Sub-Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchases and sales will normally be made by random client selection.

The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics (the “Codes”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s and the Sub-Adviser’s Code of Ethics each also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes from the Fund, free of charge, by calling Shareholder Services at (844) 834-6478. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Trustees have adopted policies with respect to the disclosure of the Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about the Fund’s portfolio to third-parties prior to (i) the filing of the information with the SEC, (ii) the dissemination of the information to all shareholders of the Fund, or (iii) the day after the information is posted to the Fund’s website. As described below, the policies allow for disclosure of non-public portfolio information to third-parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s Chief Compliance Officer). Any arrangement to disclose non-public information about the Fund’s portfolio must be approved by the Trust’s Chief Compliance Officer. The Trust, the Adviser and Sub-Adviser are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

Under the Trust’s policies, the Adviser is permitted to include Fund portfolio information that has already been made public through the Fund’s website or SEC filing in marketing literature and other communications to shareholders or other parties, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

The Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Adviser, Sub-Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also periodically discloses portfolio holdings information on a confidential basis to other parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to the Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

The Fund may also disclose non-public portfolio holdings information to rating and ranking organizations, such as Morningstar Inc. and Lipper Inc., in connection with those firms’ research on and classification of the Fund and in order to gather information about how the Fund’s attributes (such as performance, volatility and expenses) compare to peer funds. In these instances, information about the Fund’s portfolio would be supplied within approximately 25 days after the end of the month. In addition, any such ratings organization would be required to keep the Fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary.

PROXY VOTING POLICIES

The Trust, the Adviser, and the Sub-Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates proxy voting to the Adviser. In each case, proxies will be voted in accordance with the applicable entity’s proxy voting policy, and subject to the supervision of the Board of Trustees.

The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Adviser’s policy provides that proxies generally will be voted in the best interests of shareholders. The Adviser will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors, absent conflicts of interest raised by an auditor’s non-audit services. The Adviser will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights. In reviewing proposals, the Adviser will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (844) 834-6478 to request a copy from the Trust’s Chief Compliance Officer, or by writing to Ultimus Asset Services, LLC, the Fund’s transfer agent, at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is determined as of the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the NYSE is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Sub-Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Sub-Adviser in good faith according to procedures established by the Board of Trustees. The Board of Trustees annually approves the pricing services used by the fund accounting agent. The fund accounting agent maintains a pricing review committee, which consults with an Independent Trustee who is a member of the Pricing Committee as fair valuation issues arise. Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities are generally valued by a pricing service when the Sub-Adviser believes such prices are accurate and reflect the fair market value of such securities. If the Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub-Adviser, according to guidelines established by the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election by the Trust under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of an Ohio business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

Redemption of Fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If the Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the

Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•	Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and

•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

If the Fund fails the gross income test for a taxable year, it will nevertheless be considered to have satisfied the test for such year if (i) the Fund satisfies certain procedural requirements and (ii) the Fund’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the Fund for the taxable year in which, absent the application of this provision, it would have failed the gross income test equal to the amount by which (i) the Fund’s non-qualifying gross income exceeds (ii) one-ninth of the Fund’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

If the Fund fails the asset diversification test as of the end of a quarter, it will nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the Fund’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the Fund’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the Fund will be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter in a case that does not constitute a de minimis failure, the Fund will nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the Fund satisfies certain procedural requirements; (ii) the Fund’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in this case, a tax is imposed on the Fund, at the current rate of 35%, on the net income generated by the assets that caused the Fund to fail the asset diversification test during the period for which the asset diversification test was not met. However, in all events, such tax will not be less than $50,000.

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses that the Fund realizes in connection with the hedge. The Fund’s income from derivative instruments, if any, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of September 30, 2015, the Fund had no capital loss carryforward available for federal tax purposes. Any capital loss carryforwards generated in the future may be carried forward indefinitely to offset any capital gains.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for an indefinite period.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six-months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. A Trustee of the Trust is a member of the Custodian’s management.

FUND SERVICES

Ultimus Asset Services, LLC (“Ultimus”) (formerly Huntington Asset Services, Inc.), 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208, acts as the Fund’s transfer agent, fund accountant, and administrator. Certain officers of the Trust are members of management and/or employees of Ultimus. Ultimus is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC, the parent company of the Distributor.

Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Ultimus receives a monthly fee from the Fund equal to an annual fee of $16.00 per shareholder account (subject to a minimum monthly fee of $2,500) for these transfer agency services.

In addition, Ultimus provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Ultimus receives a monthly fee from the Fund equal to an annual rate of 0.040% of the Fund’s average daily net assets up to $100 million, 0.020% of the Fund’s average daily net assets from $100 million to $250 million, 0.010% of the Fund’s average daily net assets from $250 million to $1 billion, and 0.005% of the Fund’s average daily net assets over $1 billion (subject to a minimum monthly fee of $2,917).

Ultimus also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Ultimus receives a monthly fee from the Fund equal to an annual rate of 0.08% of the Fund’s average daily net assets under $100 million, 0.06% of the Fund’s average daily net assets from $100 million to $250 million, 0.04% of the Fund’s average daily net assets from $250 million to $1 billion, and 0.02% of the Fund’s average daily net assets over $1 billion (subject to a minimum monthly fee of $3,958).

The fees described above are subject to a 50% discount for the period January 1, 2016 through June 30, 2016.

The following tables set forth the amounts paid by the Fund to Ultimus for its transfer agency, fund accounting and fund administration services for the period indicated. The amounts given include reimbursement for various out-of-pocket expenses, and may include amounts paid to various third parties as compensation for sub-transfer agency services.

Fiscal Period Ended	Transfer Agency Fees	Fund Accounting Fees	Administrative Fees
September 30, 2015[1]	$31,352	$14,923	$23,004

[1]	For the period November 24, 2014 (commencement of operations) through September 30, 2015

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 1350 Euclid Ave., Cleveland, OH 44115 has been selected as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending September 30, 2016. Cohen Fund Audit Services, Ltd. will perform an annual audit of the Fund’s financial statements and provides financial, tax and accounting services as requested, in accordance with applicable law and regulations.

DISTRIBUTOR

Unified Financial Securities, LLC, 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. An officer of the Trust is also an officer of the Distributor, and may be deemed to be an affiliate of the Distributor. The Distributor and Ultimus are wholly-owned subsidiaries of Ultimus Fund Solutions, LLC.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

Advisor Class Shares. The Fund has adopted an Advisor Class Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on August 10, 2015 called for the purpose of, among other things, voting on such Plan, and was effective as of the date the Fund commenced operations with respect to the Advisor Class shares. The Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

Under the Plan, the Fund pays a fee to the Distributor, the Adviser or other financial institutions of 0.25% of the Advisor Class average daily net assets in connection with the promotion and distribution of the Fund’s Advisor Class shares or the provision of personal services to Advisor Class shareholders. These services include, but are not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Because these fees are an ongoing expense, over time they reduce the net investment results of the Advisor Class shares of the Fund and may cost you more than paying other types of sales charges. Depending on the amount of your investment and the length of time you hold your shares, your investment results will not equal the results of a different class of shares having a different 12b-1 fee structure.

The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. The Trustees expect that the Plan will significantly enhance the Fund’s ability to expand distribution of Advisor Class shares of the Fund. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective. Pursuant to the Distribution Plan, the Board of Trustees reviews a written report of the distribution expenses incurred on behalf of the Fund.

For the fiscal year ended September 30, 2015, fees incurred by the Fund under the Plan were $75.00. Such payments were used to compensate broker-dealers for the promotion and/or distribution of the Fund’s Advisor Class shares.

ADMINISTRATIVE SERVICES PLAN

The Fund has adopted an Administrative Services Plan with respect to Advisor Class shares, pursuant to which the Fund pays an annual fee of 0.15% of the average daily net assets of the Fund’s Advisor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Advisor Class shareholders. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that provide administrative and shareholder account services to Advisor Class shareholders. The Plan requires that the Fund, its distributor and/or the Adviser enter into a written agreement with a financial intermediary describing the administrative services to be provided to the Fund’s Advisor Class shareholders before the Adviser can compensate the financial intermediary pursuant to the Administrative Services Plan.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Advisor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Advisor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as recordholder and nominee of all Advisor Class shares beneficially owned by the intermediary’s customers; (e) providing sub-accounting with respect to Advisor Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Advisor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the financial intermediary; and/or (m) furnishing (either separately or on an integrated basis with other reports sent to a customer by the intermediary) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

FINANCIAL STATEMENTS

The financial statements of the Fund and the report of the Independent Registered Public Accounting Firm required to be included in this SAI are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2015 filed electronically on December 2, 2015 (File No. 811-21237). The Annual Report may be obtained, without charge, by calling Shareholder Services at 1-844-834-6478.

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	Articles of Incorporation

	1.	Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

	2.	First Amendment to Agreement and Declaration of Trust, as filed with the State of Ohio on September 15, 2005 – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

	3.	Amendment No. 2 to Agreement and Declaration of Trust, as filed with the State of Ohio on May 17, 2006 – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

	4.	Amendment No. 3 to Agreement and Declaration of Trust, as filed with the State of Ohio on September 1, 2006 – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

	5.	Amendments No. 4 and 6 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

	6.	Amendment No. 5 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

	7.	Amendment No. 7 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2007 and incorporated herein by reference.

	8.	Amendment No. 8 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

	9.	Amendment No. 9 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference.

	10.	Amendment No. 10 to Agreement and Declaration of Trust as filed with the State of Ohio on November 12, 2008– Filed with Registrant’s registration statement on Form N-1A dated November 28, 2008 and incorporated herein by reference.

	11.	Amendment No. 11 to Agreement and Declaration of Trust as filed with the State of Ohio on February 13, 2009 – Filed with Registrant’s registration statement on Form N-1A dated March 2, 2009 and incorporated herein by reference.

12.	Amendment No. 12 to Agreement and Declaration of Trust as filed with the State of Ohio on August 11, 2009 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2009 and incorporated herein by reference.

13.	Amendment No. 13 to Agreement and Declaration of Trust as filed with the State of Ohio on October 20, 2010 – Filed with Registrant’s registration statement on Form N-1A dated November 5, 2010 and incorporated herein by reference.

14.	Amendment No. 14 to Agreement and Declaration of Trust as filed with the State of Ohio on November 23, 2010 – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2010 and incorporated herein by reference.

15.	Amendment No. 15 to Agreement and Declaration of Trust as filed with the State of Ohio on April 5, 2011 – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2011 and incorporated herein by reference.

16.	Amendment No. 16 to Agreement and Declaration of Trust as filed with the State of Ohio on August 23, 2011 – Filed with Registrant’s registration statement on Form N-1A dated August 24, 2011 and incorporated herein by reference.

17.	Amendment No. 17 to Agreement and Declaration of Trust as filed with the State of Ohio on November 17, 2011 – Filed with Registrant’s registration statement on Form N-1A dated November 28, 2011 and incorporated herein by reference.

18.	Amendment No. 18 to Agreement and Declaration of Trust as filed with the State of Ohio on August 28, 2012 – Filed with Registrant’s registration statement on Form N-1A dated September 17, 2012 and incorporated herein by reference.

19.	Amendment No. 19 to Agreement and Declaration of Trust as filed with the State of Ohio on December 9, 2013 – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2014 and incorporated herein by reference.

20.	Amendment No. 20 to Agreement and Declaration of Trust as filed with the State of Ohio on August 22, 2014 – Filed with Registrant’s registration statement on Form N-1A dated August 28, 2014 and incorporated herein by reference.

21.	Amendment No. 21 to Agreement and Declaration of Trust as filed with the State of Ohio on April 24, 2015 – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

22.	Amendment No. 23 to Agreement and Declaration of Trust as filed with the State of Ohio on November 12, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

(b)	By-laws adopted as of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders – None.

(d)	Investment Advisory Contracts:

	1.	Copy of Registrant’s Amended and Restated Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

	2.	(a)	Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

		(b)	Copy of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund for the period ending January 31, 2017 – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2016 and incorporated herein by reference.

	3.	Copy of Registrant’s Amended and Restated Management Agreement with The Roosevelt Investment Group with respect to the Roosevelt Multi-Cap Fund, approved August 13, 2012 – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2012 and incorporated herein by reference.

	4.	Copy of Registrant’s Amended and Restated Management Agreement with Iron Financial, LLC dated November 10, 2008 with regard to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2009 and incorporated herein by reference.

	5.	(a)	Copy of Registrant’s Amended and Restated Management Agreement with Pekin Singer Strauss Asset Management, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2015 and incorporated herein by reference.

		(b)	Copy of Side Letter Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund for period ending January 31, 2016 – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2015 and incorporated herein by reference.

6.	(a)	Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

	(b)	Copy of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Value Institutional Fund for the period ended May 22, 2018 – Filed with Registrant’s registration statement on Form N-1A dated July 30, 2013 and incorporated herein by reference.

7.	(a)	Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 30, 2012 and incorporated herein by reference.

	(b)	Copy of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Mid Cap Value Fund for the period ended July 31, 2015 – Filed with Registrant’s registration statement on Form N-1A dated July 29, 2014 and incorporated herein by reference.

	(c)	Copy of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Mid Cap Value Fund for the period ended July 31, 2016 – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2015 and incorporated herein by reference.

8.	(a)	Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 30, 2012 and incorporated herein by reference.

	(b)	Copy of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Small Cap Value Fund for the period ended July 31, 2015 – Filed with Registrant’s registration statement on Form N-1A dated July 29, 2014 and incorporated herein by reference.

	(c)	Copy of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Small Cap Value Fund for the period ended July 31, 2016 – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2015 and incorporated herein by reference.

9.	Copy of Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 30, 2012 and incorporated herein by reference.

10.	(a)	Copy of Registrant’s Management Agreement with SB-Auer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

11.	(a)	Copy of Registrant’s Management Agreement with 1492 Capital Management, LLC with regard to the 1492 Small Cap Core Alpha Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2011 and incorporated herein by reference.

	(b)	Copy of Side Letter Agreement with 1492 Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the 1492 Small Cap Core Alpha Fund for the period ended March 31, 2016 – Filed with Registrant’s registration statement on Form N-1A dated March 20, 2015 and incorporated herein by reference.

12.	(a)	Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated September 17, 2012 and incorporated herein by reference.

	(b)	Copy of Side Letter Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Opportunity Fund for the period ending April 30, 2016 – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2015 and incorporated herein by reference.

13.	(a)	Copy of Registrant’s Management Agreement with Spouting Rock Fund Management with regard to the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

	(b)	Copy of Subadvisory Agreement between Spouting Rock Fund Management and Convex Capital Management LLC with regard to the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

	(c)	Copy of Amended and Restated Side Letter Agreement with Spouting Rock Fund Management regarding fee waiver and expense reimbursement with respect to the Spouting Rock/Convex Dynamic Global Macro Fund for the period ended January 31, 2017 – Filed herewith.

14.	(a)	Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Yield Fund – Filed with Registrant’s registration statement on Form N-1A dated November 10, 2014 and incorporated herein by reference.

	(b)	Copy of Side Letter Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Yield Fund – Filed with Registrant’s registration statement on Form N-1A dated November 10, 2014 and incorporated herein by reference.

	15.	(a)	Copy of Registrant’s Management Agreement with Iron Financial, LLC with regard to the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

		(b)	Copy of Side Letter Agreement with Iron Financial, LLC regarding fee waiver and expense reimbursement with respect to the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

	16.	(a)	Copy of Registrant’s Management Agreement with Miles Capital, Inc. with regard to the Miles Capital Alternatives Advantage Fund –Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

		(b)	Copy of Side Letter Agreement with Miles Capital, Inc. regarding fee waiver and expense reimbursement with respect to the Miles Capital Alternatives Advantage Fund – Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

(e)	Underwriting Contracts.

	1.	Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

	2.	Copy of Registrant’s amended and restated Distribution Agreement with Unified Financial Securities, Inc., dated January 17, 2007 – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

	3.	Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, Inc., approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – None.

(g)	Custodian Agreements.

	1.	Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

	2.	(a) Copy of Registrant’s Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(b) Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(h)	Other Material Contracts.

	1.	Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. – Filed with Registrant’s registration statement on Form N- 1A dated December 1, 2005 and incorporated herein by reference.

	2.	Amendment to Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc., effective as of October 1, 2007 – Filed with Registrant’s registration statement on Form N-1A dated October 30, 2007 and incorporated herein by reference.

	3.	Third Amendment to Mutual Fund Services Agreement between Registrant and Huntington Asset Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2014 and incorporated herein by reference.

	4.	Compliance Services Agreement between Registrant and Buttonwood Compliance Partners, LLC – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2014 and incorporated herein by reference.

	5.	Registrant’s Investor Class Administration Plan for the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 5, 2008 and incorporated herein by reference.

	6.	Registrant’s Investor Class Administrative Services Plan for the Appleseed Fund - Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

	7.	Revolving Credit Agreement between the Registrant and The Huntington National Bank – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2013 and incorporated herein by reference.

	8.	Registrant’s Advisor Class Administrative Services Plan for the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

	9.	Registrant’s Investor Class Administration Plan for the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

(i)	Legal Opinion and Consent

	1.	Legal opinion was filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and is incorporated herein by reference. The consent of Thompson Hine LLP is filed herewith.

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k)	Omitted Financial Statements – None.

(l)	Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)	Rule 12b-1 Plan.

	1.	Copy of Revised Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

	2.	Copy of Revised Rule 12b-1 Distribution Plan for the Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 24, 2011 and incorporated herein by reference.

	3.	Copy of Rule 12b-1 Distribution Plan for FCI Value Equity Fund and FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

	4.	Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

	5.	Copy of Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

	6.	Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 5, 2008 and incorporated herein by reference.

	7.	Copy of Rule 12b-1 Distribution Plan with respect to the Advisor Class Shares of the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

	8.	Copy of Rule 12b-1 Distribution Plan with respect to the Class C Shares of the Crawford Dividend Opportunity Fund and the Crawford Dividend Yield Fund – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2015 and incorporated herein by reference.

	9.	Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

	10.	Copy of Rule 12b-1 Distribution Plan with respect to the Class N Shares of the Miles Capital Alternatives Advantage Fund – Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

(n)	Rule 18f-3 Plan.

	1.	Copy of Amended and Restated Rule 18f-3 Plan for Crawford Dividend Growth Fund, Crawford Dividend Opportunity Fund, and Crawford Dividend Yield Fund – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2015 and incorporated herein by reference.

	2.	Copy of Rule 18f-3 Plan for the Appleseed Fund –Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

	3.	Copy of Rule 18f-3 Plan for the Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2012 and incorporated herein by reference.

	4.	Copy of Rule 18f-3 Plan for the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

	5.	Copy of Amended and Restated Rule 18f-3 Plan for the Iron Strategic Income Fund and the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

	6.	Copy of Rule 18f-3 Plan for the Miles Capital Alternatives Advantage Fund – Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

(o)	Reserved.

(p)	Codes of Ethics.

	1.	Registrant’s Amended Code of Ethics – Filed with Registrant’s registration statement on Form N-1A on June 20, 2007 and incorporated herein by reference.

	2.	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

	3.	Code of Ethics adopted by Unified Financial Securities, Inc., as distributor to Registrant – Filed with Registrant’s registration statement on Form N-1A on July 3, 2008 and incorporated herein by reference.

(q)	1.	Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated July 1, 2011 and incorporated herein by reference.

	2.	Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

	3.	Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

	4.	Proxy Voting Policy and Procedures adopted by Pekin Singer Strauss Asset Management, Inc. as advisor to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

	5.	Updated Proxy Voting Policy and Procedures adopted by Symons Capital Management, Inc. as advisor to Symons Value Institutional Fund– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

	6.	Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as advisor to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

	7.	Proxy Voting Guidelines used with respect to Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated April 11, 2008 and incorporated herein by reference.

	8.	Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

	9.	Proxy Voting Policy and Procedures adopted by 1492 Capital Management, LLC as advisor to the 1492 Small Cap Core Alpha Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2011 and incorporated herein by reference.

	10.	Proxy Voting Policy adopted by Convex Capital Management LLC as subadvisor to the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

	11.	Proxy Voting Policy adopted by Miles Capital, Inc. as adviser to the Miles Capital Alternatives Advantage fund – Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant

MTC Holding Corp. owns 100% of Midwest Trust Company, which as of January 4, 2016 owned 98.41% of the FCI Bond Fund. MTC Holding Corp. also owns 100% of FCI Holding Co., which owns 100% of Financial Counselors, Inc. (the Fund’s investment adviser). Bradley Bergman owned 73% of MTC Holding Corp. as of January 4, 2016. As a result, the FCI Bond Fund may be deemed to be under common control with its investment adviser. Each of the above-named companies is organized under the laws of Kansas.

Dennis and Terry Dean beneficially own The C.H. Dean Companies, LLC and its wholly owned subsidiary, C.H. Dean, LLC, as well as Dean Wealth Management LP. As of June 30, 2015, Dean Wealth Management LP owned 44.13% and The C.H. Dean Companies, LLC owned 18.10% of the Dean Mid Cap Fund. The Fund’s investment adviser, Dean Investment Associates LLC, is wholly owned by C.H. Dean LLC, and the Fund’s sub-adviser, Dean Capital Management, is owned 20% by Dean Wealth Management LP and 10% by C.H. Dean LLC. As a result, the Dean Mid Cap Fund may be deemed to be under common control with its investment adviser and sub-adviser. Each of the above-named companies is organized under the laws of Ohio.

Item 30.	Indemnification

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Item 31.	Business and Other Connections of the Investment Advisers

1.	Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Dividend Growth Fund, the Crawford Dividend Opportunity Fund, and the Crawford Dividend Yield Fund, each a series of the Trust. John H. Crawford III serves as President and Chief Investment Officer of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

2.	Dean Investment Associates, LLC (“Dean”), serves as investment advisor to the Dean Funds. Stephen M. Miller serves as President and Chief Operating Officer of Dean, and each of Mark E. Schutter, Ronald A. Best and Debra E. Rindler are executive officers. Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

3.	Dean Capital Management, LLC (“DCM”), serves as sub-advisor to the Dean Funds. Douglas Leach is an executive officer. Further information about DCM can be obtained from its Form ADV Part I available on the IAPD.

4.	Financial Counselors, Inc. (“FCI”) serves as the investment adviser to the FCI Bond Fund. Mr. Robert T. Hunter serves as President and Chief Executive Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

5.	Iron Financial, LLC serves as investment advisor to the Iron Funds. Mr. Aaron Izenstark is the President and Mr. Richard Lakin is the Chief Compliance Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

6.	Pekin Singer Strauss Asset Management, Inc. (“Pekin”) serves as investment advisor to the Appleseed Fund. Mr. Ronald L. Strauss is the President of Pekin; Richard A. Singer, Brandon Hardy, Alan L. Zable, William A. Pekin, Adam Strauss, Joshua Strauss, and William Schmidle all are executive officers. Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD.

7.	Symons Capital Management, Inc. (“Symons”) serves as the investment advisor for the Symons Value Institutional Fund. Edward L. Symons, Jr. is the Chairman and Founder, and Colin E. Symons, CFA, is the Chief Investment Officer. Christopher Rickard, Vickilynn Ellis, Richard F. Foran and Michael P. Czajka each are executive officers of Symons. Further information about Symons can be obtained from the Form ADV Part I available on the IAPD.

8.	The Roosevelt Investment Group (“Roosevelt”) serves as investment advisor to the Roosevelt Multi-Cap Fund. Mr. Arthur Sheer serves as the Chief Executive Officer of Roosevelt. David Sheer and Steven Weiss are executive officers. Further information about Roosevelt can be obtained from its Form ADV Part I available on the IAPD.

9.	SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. Mr. David Gilreath and Mr. Ronald Brock are executive officers of SBA and members of Sheaff Brock Investment Advisors, LLC. Further information about SBA and Sheaff Brock can be obtained from their respective Forms ADV Part I available on the IAPD

10.	1492 Capital Management, LLC (“1492”) serves as adviser to the 1492 Small Cap Core Alpha Fund. Timothy T. Stracka and Joseph A. Frohna are the Managing Members of 1492. Further information about 1492 can be obtained from its Form ADV Part I available on the IAPD.

11.	Spouting Rock Fund Management (“Spouting Rock”) serves as adviser to the Spouting Rock/Convex Dynamic Global Macro Fund. Erich M. Hickey is the President and Chief Executive Officer of Spouting Rock. Further information about Spouting Rock can be obtained from its Form ADV Part I available on the IAPD.

12.	Convex Capital Management LLC (“Convex”) serves as subadviser to the Spouting Rock/Convex Dynamic Global Macro Fund. Saumen Chattopadhyay is the Managing Member of Convex. Further information about Convex can be obtained from its Form ADV Part I available on the IAPD.

13.	Miles Capital, Inc. (“Miles”) serves as adviser to the Miles Capital Alternatives Advantage Fund. David Miles is the Chairman of Miles and Gregory Boal is the Chief Executive Officer of Miles. Further information about Miles can be obtained from its Form ADV Part I available on the IAPD.

Item 32.	(a) Unified Financial Securities, LLC is the principal underwriter for all series of the Trust. Unified Financial Securities, LLC also serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: American Pension Investors Trust, Bruce Fund, Inc., HC Capital Trust, Huntington Funds, Capitol Series Trust, Valued Advisers Trust, and Commonwealth International Series Trust.

(b)	The directors and officers of Unified Financial Securities, Inc. are as follows:

(1) Name and Principal Business Address	(2) Positions and Offices with Distributor	(3) Positions and Offices With Registrant
R. Jeffrey Young[1]	President	None

John C. Swhear[2]	Chief Compliance Officer	President

Stephen Preston[3]	Treasurer / Controller	None

1	The principal business address of this individual is 37 West Broad Street, Columbus, OH 43215.
2	The principal business address of this individual is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.
3	The principal business address of this individual is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

(c)	Not applicable.

Item 33.	Location of Accounts and Records

Ultimus Asset Services, LLC

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank

41 South High Street

Columbus, Ohio 43215

U.S. Bank, National Association

425 Walnut Street

Cincinnati, Ohio 45202

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Unified Financial Securities, LLC

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

Dean Investment Associates, LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, OH 45431

Dean Capital Management, LLC

7450 West 130th Street, Suite 150

Overland Park, KS 66213

Financial Counselors, Inc.

442 West 47th Street

Kansas City, Missouri 63112

Iron Financial, LLC

630 Dundee Rd.

Suite 200

Northbrook, IL 60062

Pekin Singer Strauss Asset Management, Inc.

21 S. Clark Street, Suite 3325

Chicago, IL 60603

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, Pennsylvania 15228

The Roosevelt Investment Group

317 Madison Ave., Suite 1004

New York, New York 10017

1492 Capital Management, LLC

309 North Water Street, Suite 505

Milwaukee, WI 53202

Spouting Rock Fund Management

100 Matsonford Road

Five Radnor Corporate Center

Suite 441

Radnor, PA 19087

Convex Capital Management LLC

4200 Cantera Drive

Unit 203

Warrenville, IL 60555

Miles Capital, Inc.

1415 28th Street, Suite 200

West Des Moines, IA 50266

Each advisor (or sub-advisor) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 34.	Management Services

None.

Item 35.	Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and it has duly caused this Post-Effective Amendment No. 348 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and the State of Indiana on January 28, 2016.

UNIFIED SERIES TRUST

By:	/s/ John C. Swhear*
John C. Swhear, President

Attest:

By:	/s/ Zachary Richmond**
Zachary Richmond, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated by the consent of all of Registrant’s trustees.

Signature	Title	Date

/s/ John C. Swhear*	President	January 28, 2016
John C. Swhear

/s/ Zachary Richmond**	Treasurer and CFO	January 28, 2016
Zachary Richmond

/s/ Daniel Condon ***	Trustee	January 28, 2016
Daniel Condon

/s/ Gary E. Hippenstiel ***	Trustee	January 28, 2016
Gary E. Hippenstiel

/s/ Stephen Little ***	Trustee	January 28, 2016
Stephen Little

/s/ Ronald Tritschler ***	Trustee	January 28, 2016
Ronald Tritschler

/s/ Nancy V. Kelly ****	Trustee	January 28, 2016
Nancy V. Kelly

/s/ Kenneth Grant *****	Trustee	January 28, 2016
Kenneth Grant

*/**/***/****/*****	/s/ Carol J. Highsmith
Carol J. Highsmith, Attorney in Fact

*	Signed pursuant to a Power of Attorney dated October 7, 2013 and filed with Registrant’s registration statement on Form N-1A on October 28, 2013 and incorporated herein by reference.

**	Signed pursuant to a Power of Attorney dated October 28, 2014 and filed with Registrant’s registration statement on Form N-1A on October 31, 2014 and incorporated herein by reference.
***	Signed pursuant to a Power of Attorney dated May 21, 2007 and filed with Registrant’s registration statement on Form N-1A on June 21, 2007 and incorporated herein by reference.
****	Signed pursuant to a Power of Attorney dated December 12, 2007 and filed with Registrant’s registration statement on Form N-1A on December 17, 2007 and incorporated herein by reference.
*****	Signed pursuant to a Power of Attorney dated June 19, 2008 and filed with Registrant’s registration statement on Form N-1A on July 3, 2008 and incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description

EX.99.d	Copy of Amended and Restated Side Letter Agreement with Spouting Rock Fund Management regarding fee waiver and expense reimbursement with respect to the Spouting Rock/Convex Dynamic Global Macro Fund for the period ended January 31, 2017

EX.99.i	Consent of Legal Counsel

EX.99.j	Consent of Independent Registered Public Accounting Firm